-------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                          REPORT OF INVESTMENT ADVISER

--------------------------------------------------------------------------------

                                                                    May 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has remained relatively robust, spurred by lower interest rates and strong consumer demand. However, the economic weakness of Asia looms large. While the fallout from the Asian fiscal crisis probably has yet to materialize in the U.S., we expect a "slowdown" in Asia's economies to slow U.S. growth in 1998. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in a $118 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/Laurence D. Fink                                     /s/Ralph L. Schlosstein

-------------------                                     -----------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                    May 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the six months ended April 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

      The Trust seeks its objective by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                                                ---------------------------------------------------------------------
                                                 4/30/98      10/31/97        Change          High           Low
---------------------------------------------------------------------------------------------------------------------
  Stock Price                                   $12.6875       $12.125          4.64%        $13.125       $12.125
---------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                         $14.62         $14.48           0.97%        $14.82        $14.41
---------------------------------------------------------------------------------------------------------------------
  10-Year U.S.Treasury Note                       5.67%          5.83%         (0.16%)         5.96%         5.36%
---------------------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      The first four months of 1998 have witnessed continued rapid expansion of the U.S. economy. GDP growth is estimated at an annual rate of 4.2%, far exceeding the historical non-inflationary level of 2%. Despite the strong economic growth, inflation stayed surprisingly subdued. After rising only 1.7% in 1997, inflation inched higher at a 0.2% annual rate for the first quarter of 1998. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheaper Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      The Treasury market rallied during the fourth quarter of 1997 and into 1998 before giving back some gains during the past few months. For the semi-annual period, the yield of the 10-year Treasury security fell from 5.83% on October 31, 1997 to 5.67% on April 30, 1998. The strong performance of the Treasury market was in response to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to surplus in the federal budget and increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      In light of declining interest rates and faster prepayment speeds during the period, mortgages modestly underperformed the broader investment grade bond market. As measured by the Lehman Brothers Mortgage Index, mortgages posted a 3.48% total return versus 3.58% for the Lehman Brothers Aggregate Index. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Accordingly, lower coupon securities generally outperformed more prepayment-sensitive higher-coupon issues. The financial turmoil in Asia caused a decline in perceived corporate bond credit quality ratings and as a result corporate bonds underperformed Treasuries in 1997 for only the second time in the past decade. For the semi-annual period, corporates as measured by Merrill Lynch U.S. Corporate Master Index returned 3.57%, essentially flat to the Lehman Brothers Aggregate Index's 3.58%. Lower interest rates brought a substantial amount of new corporate supply during the first quarter of 1998, contributing to the modest performance of corporates.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1997 asset composition:

================================================================================
COMPOSITION                              APRIL 30, 1998     OCTOBER 31, 1997
================================================================================
Agency Multiple Class
  Mortgage Pass-Throughs                       26%                 26%
--------------------------------------------------------------------------------
Corporate Bonds                                19%                 19%
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                17%                 17%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities          16%                 15%
--------------------------------------------------------------------------------
U.S. Gov't Securities                           8%                  7%
--------------------------------------------------------------------------------
Municipal Bonds                                 5%                  5%
--------------------------------------------------------------------------------
Asset Backed Securities                         3%                  3%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities        3%                  3%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities       3%                  2%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                          --                  2%
--------------------------------------------------------------------------------
Non-Agency Multiple Class
  Mortgage Pass-Throughs                        --                  1%
================================================================================

      We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date. Accordingly, the Trust modestly increased its exposure to U.S. Treasuries and Commercial Mortgage Backed Securities over the period. Additionally, the Trust was a net seller of mortgage-backed securities, whose cash flows and maturity dates can change in response to interest rate movements. Mortgage bonds tend to prepay when interest rates fall, which forces the bondholder to reinvest cash flows at lower yields. Conversely, the average maturities of mortgage bonds can extend when interest rates rise. Specifically, the Trust eliminated its positions in mortgage pass-throughs and private label CMOs.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/Robert S. Kapito                         /s/Michael P. Lustig
--------------------                        --------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

================================================================================
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
================================================================================
   Symbol on American Stock Exchange:                                 BCT
--------------------------------------------------------------------------------
   Initial Offering Date:                                        June 17, 1993
--------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/98:                              $12.6875
--------------------------------------------------------------------------------
   Net Asset Value as of 4/30/98:                                   $14.62
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/98 ($12.6875)1:           7.09%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.0750
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                      $0.9000
================================================================================

1 Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  The distribution is not constant and is subject to change.

================================================================================
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)
================================================================================
         PRINCIPAL
          AMOUNT                                           VALUE
RATINGS*   (000)           DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--140.3%
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--60.2%
                 FEDERAL HOME LOAN MORTGAGE
                 Corp., Multiclass Mortgage
                 Participation Certificates,
         $3,878   Series 1353, Class 1353-S,
                    8/15/07 (I) .....................    $412,651
            397   Series 1472, Class 1472-SA,
                    3/15/08 (ARM) ...................     375,731
            881++ Series 1506, Class 1506-S,
                    5/15/08 (ARM) ...................     884,829
          2,168++ Series 1510, Class 1510-G,
                    5/15/13 .........................   2,305,299
            314   Series 1543, Class 1543-KB,
                    9/15/22 (ARM) ...................     277,678
          3,000+  Series 1596, Class 1596-D,
                    10/15/13 ........................   3,059,520
            481   Series 1619, Class 1619-SA,
                    2/15/22 (ARM) ...................     448,013
          1,025   Series 1626, Class 1626-SA,
                    12/15/08 (ARM) ..................     810,406
            331   Series 1637, Class 1637-LE,
                    12/15/23 (ARM) ..................     302,459
          2,550++ Series 1645, Class 1645-IB,
                    9/15/08 (I) .....................     574,439
                 Federal National Mortgage
                 Association, REMIC
                 Pass-Through
                 Certificates,
            104   Trust 1992-174, Class 174-S,
                    9/25/22 (ARM) ...................     201,196
            858   Trust 1992-190, Class 190-S,
                    11/25/07 (ARM) ..................     836,506
            208   Trust 1992-205, Class 205-SA,
                    8/25/21 (ARM) ...................     212,857
          1,000++ Trust 1993-49, Class 49-H,
                    4/25/13 .........................   1,057,730
          3,053+    Trust 1993-79, Class 79-PK,
                    4/25/22 .........................   3,093,392
          2,646+  Trust 1993-87, Class 87-J,
                    4/25/22 .........................   2,575,696
          4,000++ Trust 1993-138, Class 138-JK,
                    5/25/19 (I) .....................     738,880
          1,000   Trust 1993-156, Class 156-SE,
                    10/25/19 (ARM) ..................   1,018,700
            296   Trust 1993-182, Class 182-J,
                    9/25/23 .........................     291,719
            589+  Trust 1993-191, Class 191-SD,
                    10/25/08 (ARM) ..................     470,948
          1,388   Trust 1993-202, Class 202-VB,
                    11/25/23 (ARM) ..................   1,245,719
          3,591   Trust 1993-223, Class 223-PT,
                    10/25/23 (I) ....................     550,566
          1,177++ Trust 1994-13, Class 13-SM,
                    2/25/09 (ARM) ...................    1,067,327
            748++ Trust 1994-37, Class 37-SC,
                    3/25/24 (ARM) ...................     703,693
          2,103   Trust 1994-39, Class 39-PE,
                    1/15/23 (I) .....................     294,464
          1,500++ Trust 1996-20, Class 20-SB,
                    10/25/08 (I) ....................     582,656
          1,250   Trust 1997-50, Class 50-HK,
                    8/25/27 (I). ....................     461,719
          1,500++ Trust 1997-90, Class 90-M,
                    1/25/28 (I) .....................     607,031
            119   Trust G93-25, Class 25-J,
                    12/25/19 (I) ....................     396,212
            246   Trust G93-27, Class 27-SE,
                  8/25/23 (ARM) .....................     168,789
                                                       ----------
                                                       26,026,825
                                                       ==========
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--23.1%
BBB+        500  Citibank, New York N.A.,
                  Multifamily Mortgage,
                  Series 1994-1, Class M2,
                  8.00%, 1/25/19** ..................     522,812
AAA       4,458  CS First Boston Mortgage
                  Securities Corp.,
                  Series 1997-C1, Class AX,
                  4/20/22** (l/O) ...................     489,023
BBB         500  DLJ Mortgage Acceptance
                  Corp., Series 1997-CF1,
                  7.91%, 11/25/07** .................     524,600
BBB+        750  FDIC REMIC Trust, Mortgage
                  Pass-Through Certificates,
                  Series 1994-C1, Class II-F,
                  8.70%, 9/25/25 ....................     790,046
AAA         500  GS Mortgage Securities Corp.,
                  Series 1996-PL, Class A2,
                  7.41%, 2/15/27 ....................     528,662
                 LTC Commercial Mortgage
                 Pass-Through Certificates,
A+          500   Series 1994-1, Class 1-D,
                    10.00%, 6/15/26 .................     520,469
AAA         452   Series 1996-1, Class 1-A,
                    7.06%, 4/15/28** ................     458,835
                 Merrill Lynch Mortgage
                  Investors Inc.,
BBB         500   Series 1995-C1, Class D,
                    7.964%, 5/25/15 .................     517,074
BBB         500   Series 1996-C1, Class D,
                    7.42%, 4/25/28 ..................     509,380
AAA       5,978   Series 1997-C2, Class IO,
                    1.292%, 12/10/29 (l/O) ..........     484,790


See Notes to Financial Statements.

================================================================================
         PRINCIPAL
          AMOUNT                                           VALUE
RATINGS*   (000)           DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------
BBB         500   Morgan Stanley Capital 1 Inc.,
                  Series 1995-GAL1, Class D,
                  8.25%, 8/15/27** ..................     528,479
AAA         750  New York City Mortgage
                  Loan Trust, Multifamily
                  Mortgage Pass-Through,
                  Class A-2,
                  6.75%, 6/25/11** ..................     764,766
BBB+        600  Nomura Asset Capital Corp.,
                  Series 1993-M1, Class A3,
                  7.64%, 11/25/03** .................     614,156
                 PaineWebber Mortgage
                 Acceptance Corp. IV,
BBB         750   Series 1995-M1, Class D,
                    7.30%, 1/15/07** ................     760,803
BBB         500   Series 1995-M2, Class D,
                    7.20%, 12/01/03** ...............     506,506
A           461  Resolution Trust Corp.,
                  Series 1994-C2, Class D,
                  8.00%, 4/25/25 ....................     466,192
Aa2         474  Salomon Brothers Mortgage
                  Securities VII,
                  Series 1997-TZH, Class A1,
                  7.15%, 3/25/25** ..................     492,263
AAA         500  Structured Asset Securities
                  Corp., Series
                  1996-CFL, Class B,
                  6.303%, 2/25/28 ...................     496,930
                                                       ----------
                                                        9,975,786
                                                       ==========
                 CORPORATE BONDS--27.0%
                 FINANCE & BANKING--9.1%
A3          500  Amsouth Bancorporation,
                  6.75%, 11/01/25 ...................     512,665
A           600  Equitable Life Assured Society,
                  6.95%, 12/01/05 ...................     614,949
BB+         500  Macsaver Financial Services Inc.,
                  7.875%, 8/01/03 ...................     479,178
A1          500  Metropolitan Life Insurance Co.,
                  6.30%, 11/01/03** .................     497,505
A+        1,000  Morgan Stanley Group, Inc.,
                  10.00%, 6/15/08 ...................   1,258,280
BBB+        500  PaineWebber Group, Inc.,
                  8.875%, 3/15/05 ...................     560,900
                                                       ----------
                                                        3,923,477
                                                       ----------

                 CORPORATE BONDS
                 INDUSTRIALS--8.2%
A3          100@American Airlines Inc., Secured
                  Equipment Trust,
                  Series 1990-M,
                  10.44%, 3/04/07 ...................     124,253
A1        1,000  Dow Capital BV,
                  9.20%, 6/01/10 ....................   1,197,290
A2          500  Ralcorp Holdings, Inc.,
                  8.75%, 9/15/04 ....................     565,590
A-          500  Ralston Purina Co.,
                  9.25%, 10/15/09 ...................     597,210
A2          500  Seagram Joseph E & Sons Inc.,
                  7.00%, 4/15/08 ....................     515,875

BBB-    $   500  Tele-Communications Inc.,
                  8.25%, 1/15/03 ....................  $  536,390
                                                       ----------
                                                        3,536,608
                                                       ----------
                 CORPORATE BONDS
                 UTILITIES--4.6%
BBB-        500  360 Communications Co.,
                 7.50%, 3/01/06 .....................     530,310
BBB-        373  Mobile Energy Services Co. L.L.C.,
                  8.665%, 1/01/17 ...................     395,395
BBB-        500  NRG Energy Inc.,
                  7.625%, 2/01/06** .................     521,193
Baa2        500  Ohio Edison Co.,
                  8.625%, 9/15/03 ...................     549,415
                                                       ----------
                                                        1,996,313
                                                       ----------
                 CORPORATE BONDS
                 SOVEREIGN & PROVINCIAL--5.1%
BBB-        500  Empresa Electric Guacolda SA,
                  7.95%, 4/30/03** ..................     503,568
BBB+        170  Empresa Electric Pehuhuenche,
                  7.30%, 5/01/03 ....................     171,943
A3          500  Israel Electric Corp. LTD.,
                  7.25%, 12/15/06** .................     511,765
Baa1      1,000  Petrozuata Finance Inc.,
                  7.63%, 4/01/09** ..................   1,013,750
                                                       ----------
                                                        2,201,026
                                                       ----------
                 ASSET BACKED SECURITIES--3.9%
                 Structured Mortgage Asset
                 Residential Trust,**
A           670   Series 1997-2,
                    8.24%, 3/15/06 ..................     676,044
A           708   Series 1997-3,
                    8.57%, 4/15/06 ..................     720,209
A           281   Series 1997-4,
                    7.85%, 4/15/05 ..................     282,636
                                                       ----------
                                                        1,678,889
                                                       ----------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--8.2%
                 Federal Home Loan
                 Mortgage Corp.,
          1,963   Series 65, Class 65-I ,
                    8/15/20 (I/O) ...................     470,522
            819   Series 141, Class 141-H,
                    5/15/21 (I/O) ...................     227,266
          2,571++ Series 1900, Class 1900-SV,
                    8/15/08 (I/O) ...................     447,579
         48,963   Series 1995, Class 1995-SB,
                    10/15/27 (I/O) ..................     122,407
                 Federal National Mortgage
                 Association,
             61   Trust G-21, Class 21-L,
                    7/25/21 (I/O) ...................     148,375
          3,267++ Trust 1994-42, Class 42-SO,
                    3/25/23 (I/O) ...................     447,555
          1,341+  Trust 1994-46, Class 46-D,
                    11/25/23 (P/O) ..................     830,106


See Notes to Financial Statements.

================================================================================
         PRINCIPAL
          AMOUNT                                           VALUE
RATINGS*   (000)           DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------
       $    615   Trust 1997-85, Class 85-LE,
                    10/25/23 (P/O) ..................   $ 508,144
         61,353   Trust 1997-81, Class 81-SD,
                    12/18/27 (I) ....................      86,278
                 Salomon Brothers Mortgage
                 Securities Inc. VI,
            243   Series 1987-3, CIass A,
                    10/23/17 (P/O) ..................     196,785
            243   Series 1987-3 Class B,
                    10/23/17 (I/O) ..................      76,258
                                                       ----------
                                                        3,561,275
                                                       ----------
                 U.S. GOVERNMENT & AGENCY
                 SECURITIES--10.4%
            625  Small Business Administration
                  Participation Certificate,
                  Series 1998-10, Class 10-A,
                  6.12%, 2/01/08 ....................     617,530
                 U.S. Treasury Bonds,
          1,500++ 6.375%, 8/15/27 ...................   1,578,285
                 U.S. Treasury Notes,
            700   5.50%, 2/15/08 ....................     690,592
          1,230+  5.75%, 11/30/02 ...................   1,233,075
            385   6.625%, 5/15/07 ...................     408,219
                                                       ----------
                                                        4,527,701
                                                       ----------

                 TAXABLE MUNICIPAL BONDS--7.5%
AA-         500  Fresno California Pension
                  Obligation, Series 1994,
                    7.80%, 6/01/14 ..................     556,015
AAA         500  Kern County California
                  Pension Obligation,
                    6.98%, 8/15/09. .................     516,845
                 Los Angeles County California
                  Pension Obligation,
AAA       1,000   Series A, 8.62%, 6/30/06 ..........   1,144,890
AAA         500   Series D, 6.97%, 6/30/08 ..........     522,010
AAA         500  Orleans Parish Louisiana
                  School Board, Series A,
                    6.60%, 2/01/08 ..................     502,250
                                                       ----------
                                                        3,242,010
                                                       ----------
                 Total Long-Term Investments
                    (cost $58,441,635) ..............  60,669,910
                                                       ----------

                 SHORT-TERM INVESTMENTS--(0.1%)
                 CALL OPTION WRITTEN--(0.1%)
        $25,000  Interest Rate Swap,
                  3 month LIBOR over 5.25%
                  expires 12/01/98
                  (premium received $81,250).........    $  (28,700)


                 Total investments, net of outstanding
                    call option written--140.2%
                    (cost $58,360,385) ..............    60,641,210
                 Liabilities in excess of other
                    assets--(40.2%) .................   (17,398,520)
                                                         ----------

                 NET ASSETS--100% ...................   $43,242,690
                                                        ===========

      * Using the higher of Standard & Poor's or Moody's rating. ** Private placements restricted as to resale.
      + Partial principal amount pledged as collateral for reverse repurchase agreements.
      ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
      @ Entire principal amount pledged as collateral for futures transactions.

================================================================================
                     KEY TO ABBREVIATIONS
  ARM    --Adjustable Rate Mortgage.
  I      --Denotes a CMO with Interest Only Characteristics.
  I/O    --Interest Only.
  LIBOR  --London InterBank Offer Rate.
  P/O    --Principal Only.
  REMIC  --Real Estate Mortgage Investment Conduit.
================================================================================

See Notes to Financial Statements.

================================================================================
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
================================================================================

ASSETS
Investments, at value
   (cost $58,441,635) (Note 1) ................................    $ 60,669,910
Cash ..........................................................          91,448
Receivable for investments sold ...............................         981,839
Interest receivable ...........................................         720,998
Interest rate cap, at value
   (amortized cost $122,710) (Notes 1 & 3) ....................          61,640
Deferred organization expenses and other
   assets (Note 1) ............................................           4,163
                                                                   ------------
                                                                     62,529,998
                                                                   ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ........................      19,095,250
Interest payable ..............................................         111,044
Swap option written, at value
  (premium received $81,250) (Note 1) .........................          28,700
Investment advisory fee payable (Note 2) ......................          19,690
Due to broker--variation margin
  (Notes 1 and 3) .............................................           6,100
Administration fee payable (Note 2) ...........................           5,370
Unrealized depreciation on interest rate swaps
  (Notes 1 and 3) .............................................           4,999
Other accrued expenses ........................................          16,155
                                                                   ------------
                                                                     19,287,308
                                                                   ------------

NET ASSETS ....................................................    $ 43,242,690
                                                                   ============
Net assets were comprised of:
   Common stock:
     Par value (Note 5) .......................................    $     29,571
     Paid-in capital in excess of par .........................      40,699,403
                                                                   ------------
                                                                     40,728,974
   Undistributed net investment income ........................       1,363,309
   Accumulated net realized loss ..............................      (1,526,530)
   Net unrealized appreciation ................................       2,676,937
                                                                   ------------
   Net assets, April 30, 1998 .................................    $ 43,242,690
                                                                   ============
NET ASSET VALUE PER SHARE:
   ($43,242,690 / 2,957,093 shares of
   common stock issued and outstanding) .......................    $      14.62
                                                                   ============

================================================================================
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
================================================================================

NET INVESTMENT INCOME
Income
   Interest earned (including net amortization of
     premium of $313,751 and net of interest
     expense of $542,906) .....................................     $ 2,095,380
                                                                    -----------

Operating Expenses
   Investment advisory ........................................         118,107
   Administration .............................................          32,211
   Reports to shareholders ....................................          16,500
   Custodian ..................................................           9,500
   Audit ......................................................           9,500
   Directors ..................................................           7,500
   Transfer agent .............................................           4,000
   Legal ......................................................             800
   Miscellaneous ..............................................          30,710
                                                                    -----------
   Total operating expenses ...................................         228,828
                                                                    -----------
Net investment income .........................................       1,866,552
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
   Investments and options ....................................         440,715
   Futures ....................................................         (97,195)
                                                                    -----------
                                                                        343,520
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
   Investments and options ....................................        (506,734)
   Interest rate cap ..........................................         (24,631)
   Futures ....................................................          84,119
                                                                    -----------
                                                                       (447,246)
                                                                    -----------
Net loss on investments .......................................        (103,726)
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................     $ 1,762,826
                                                                    ===========


See Notes to Financial Statements.

================================================================================
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
================================================================================

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
   Interest purchased, net of interest received ..............      $ 2,938,760
   Operating expense paid ....................................         (254,211)
   Interest expense paid .....................................         (485,822)
   Purchase of short-term portfolio investments
     including options, net ..................................          386,791
   Purchase of long-term portfolio investments ...............       (8,272,153)
   Proceeds from disposition of long-term portfolio
     investments .............................................        8,371,752
   Variation margin on futures ...............................           (8,752)
                                                                    -----------
   Net cash flows provided by operating activities ...........        2,676,365
                                                                    -----------
Cash flows used for financing activities:
   Decrease in reverse repurchase agreements .................       (1,267,750)
   Cash dividends paid .......................................       (1,355,867)
                                                                    -----------
   Net cash flows used for financing activities ..............       (2,623,617)
                                                                    -----------
Net increase in cash .........................................           52,748
Cash at beginning of period ..................................           38,700
                                                                    -----------
Cash at end of period ........................................      $    91,448
                                                                    ===========
RECONCILIATION OF NET INCREASE IN
   NET ASSETS RESULTING FROM OPERATIONS
   TO NET CASH FLOWS PROVIDED BY
   OPERATING ACTIVITIES
Net increase in net assets resulting from operations .........      $ 1,762,826
                                                                    -----------
Decrease in investments ......................................        1,908,492
Net realized gain on investments, options and futures ........         (343,520)
Decrease in unrealized appreciation ..........................          447,246
Increase in interest receivable ..............................          (13,277)
Increase in receivable for investments sold ..................         (981,839)
Decrease in interest rate cap ................................          (15,979)
Decrease in deferred organization expenses
   and other assets ..........................................            1,115
Decrease in payable for investments purchased ................         (119,285)
Increase in interest payable .................................           57,084
Decrease in accrued expenses and other liabilities ...........          (26,498)
                                                                    -----------
   Total adjustments .........................................          913,539
                                                                    -----------
Net cash flows provided by operating activities ..............      $ 2,676,365
                                                                    ===========

================================================================================
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS (UNAUDITED)
================================================================================
                                                 SIX MONTHS
                                                    ENDED           YEAR ENDED
INCREASE (DECREASE) IN                            APRIL 30,         OCTOBER 31,
  NET ASSETS                                        1998               1997
                                                 ----------       --------------
Operations:
   Net investment income ...............       $  1,866,552        $  3,244,398
   Net realized gain on
     investments, options and
     futures ...........................            343,520              69,840
   Net unrealized appreciation
     (depreciation) on
     investments, options,
     interest rate caps
     and futures .......................           (447,246)          2,352,346
                                               ------------        ------------
   Net increase in net
     assets resulting from
     operations ........................          1,762,826           5,666,584
Dividends from
   net investment income ...............         (1,330,601)         (2,661,232)
                                               ------------        ------------

   Total increase ......................            432,225           3,005,352


NET ASSETS
Beginning of period ....................         42,810,465          39,805,113
                                               ------------        ------------
End of period ..........................       $ 43,242,690        $ 42,810,465
                                               ============        ============



See Notes to Financial Statements.

================================================================================
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
================================================================================

                                                                                                              FOR THE
                                                                                                              PERIOD
                                                                                                              JUNE 25,
                                              SIX MONTHS               YEAR ENDED OCTOBER 31,                 1993* TO
                                                 ENDED        -------------------------------------------    OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:             April 30, 1998   1997         1996       1995          1994        1993
                                             -------------   -----         ----       ----          ----        ----
Net asset value, beginning of period ......    $  14.48    $  13.46     $  13.40    $  11.94     $  14.56     $  14.10
                                               --------    --------     --------    --------     --------     --------
Net investment income (net of interest
  expense of $0.18, $0.36, $0.35,
  $0.68, $0.34 and $0.02) .................        0.63        1.10         1.00        0.85         0.95         0.28
Net realized and unrealized gain (loss)
  on investments ..........................       (0.04)       0.82        (0.03)       1.60        (2.48)        0.52
                                               --------    --------     --------    --------     --------     --------
Net increase (decrease) from investment
  operations ..............................        0.59        1.92         0.97        2.45        (1.53)        0.80
                                               --------    --------     --------    --------     --------     --------
Dividends from net investment income ......       (0.45)      (0.90)       (0.91)      (0.85)       (0.95)       (0.27)
Distributions from realized capital gains .          --          --           --          --        (0.02)          --
Distributions from paid-in capital ........          --          --           --       (0.14)       (0.09)          --
                                               --------    --------     --------    --------     --------     --------
Total dividends and distributions .........       (0.45)      (0.90)       (0.91)      (0.99)       (1.06)       (0.27)
                                               ========     =======      =======     =======     ========     ========

Capital charge with respect
  to issuance of shares ...................          --          --           --          --        (0.03)       (0.07)
                                               --------    --------     --------    --------     --------     --------
Net asset value, end of period** ..........    $  14.62     $ 14.48      $ 13.46     $ 13.40     $  11.94     $  14.56#
                                               ========     =======      =======     =======     ========     ========
Per share market value, end of period** ...    $  12.69     $ 12.13      $ 11.00     $ 11.13     $  10.00     $  13.75
                                               ========     =======      =======     =======     ========     ========
TOTAL INVESTMENT RETURN+ ..................       8.39%      19.05%        6.67%      22.43%      (20.41%)      (0.60%)
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses @ ......................       1.07%++     1.02%        1.12%       1.00%        1.04%        0.97%++
Net investment income .....................       8.76%++     8.03%        7.59%       6.78%        7.31%        5.66%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) .........    $ 42,948     $40,416      $38,786     $37,080      $38,468      $41,195
Portfolio turnover                                  13%         36%          58%        116%          41%          27%
Net assets, end of period (in thousands) ..    $ 43,243     $42,810      $39,805     $39,634      $35,320      $43,051
Reverse repurchase agreements outstanding,
  end of period (in thousands) ............    $ 19,095     $20,363      $18,081     $18,489      $16,003      $18,375
Asset coverage+++ .........................    $  3,264     $ 3,102      $ 3,209     $ 3,144      $ 3,207      $ 3,343

------------

 *  Commencement of investment operations.
** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 #  Net asset value  immediately  after the closing of the first public offering was $14.03.
 @ The ratios of operating expenses, including interest expense, to average net assets were 3.62%++, 3.65%, 3.81%, 6.42%, 3.65%, and 1.31++% for the periods indicated above, respectively.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than one full year are not annualized.
 ++ Annualized.
+++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

================================================================================
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================


NOTE 1. ACCOUNTING         The BlackRock Broad  Investment Grade 2009 Term Trust
POLICIES                   Inc.  (the  "Trust"),  a Maryland  corporation,  is a
                           diversified,    closed-end    management   investment
company. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $30,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS         The Trust has an Invest- ment Advisory Agreement with
                           BlackRock Financial Management, Inc. (the "Adviser"),
a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO          Purchases and sales of investment  securities,  other
SECURITIES                 than short-term investments and dollar rolls, for the
                           six months ended April 30, 1998 aggregated $8,152,868
and $9,353,591, respectively.

      The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 1998, the Trust held 24.0% of its portfolio assets in securities restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The federal income tax basis of the Trust's investments at April 30,1998 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $2,718,082 (gross unrealized appreciation--$3,065,764, gross unrealized depreciation--$347,682).

      For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $2,000,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

      Details of open financial futures contracts at April 30, 1998 are as follows:

                                                     VALUE AT
NUMBER OF                EXPIRATION    VALUE AT      APRIL 30,       UNREALIZED
CONTRACTS      TYPE        DATE       TRADE DATE       1998        DEPRECIATION
---------      ----      ---------    ----------   -------------   -------------
Short Position:
    8       Eurodollar    Jun. 98     $1,873,158     $1,883,200     $ (10,042)
    8       Eurodollar    Sep. 98      1,877,758      1,885,800        (8,042)
    8       Eurodollar    Dec. 98      1,875,558      1,885,100        (9,542)
                                                                    ---------
                                                                    $ (27,626)
                                                                    =========

      During the six months ended April 30, 1998, the Trust entered into an interest rate cap. Under this agreement, the Trust receives the excess, if any, of three-month LIBOR over the fixed rate of 6.00%. The Trust paid a transaction fee for the agreement. Details of the cap are as follows:

NOTIONAL                                                VALUE AT
 AMOUNT   FIXED     FLOATING     TERMINATION   COST/    APRIL 30,   UNREALIZED
 (000)    RATE        RATE          DATE      PREMIUM     1998     DEPRECIATION
--------  ------  -------------  ---------- ----------- --------- --------------
 $5,000   6.00%   3 month LIBOR    2/19/02    $122,710  $61,640     $ (61,070)


      Details of open interest rate swaps at April 30, 1998 are as follows:

NOTIONAL                                                            UNREALIZED
 AMOUNT                       FIXED      FLOATING    TERMINATION   APPRECIATION
 (000)            TYPE         RATE       RATE         DATE      (DEPRECIATION)
---------   ---------------  ------- -------------   ---------   --------------
 $(10,000)  Interest rate     6.421   3 month LIBOR   7/27/01        $(104,972)
   14,550   Interest rate     6.365   3 month LIBOR   7/27/00           99,973
                                                                     ---------
                                                                     $  (4,999)
                                                                     =========


NOTE 4. BORROWINGS         REVERSE  REPURCHASE  AGREEMENTS:  The Trust may enter
                           into reverse  repurchase  agreements  with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1998 was approximately $19,457,113 at a weighted average interest rate of approximately 5.50%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $20,464,250 as of November 30, 1997 which was 32% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the six months ended April 30, 1998.

NOTE 5. CAPITAL            There are 200 million shares of $.01 par value common
                           stock authorized. Of the 2,957,093 shares outstanding
at April 30, 1998, the Adviser owned 7,093 shares.

NOTE 6. DIVIDENDS          Subsequent to April 30, 1998,  the Board of Directors
                           of the Trust  declared a dividend from  undistributed
earnings of $0.075 per share payable May 29, 1998 to shareholders of record on May 15, 1998.

================================================================================
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
================================================================================

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank &Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state and or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 669-1BFM. The address is on the front of this report.

================================================================================
                             ADDITIONAL INFORMATION
================================================================================

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

     (1)  To elect three Directors as follows:

          DIRECTOR                                                        CLASS             TERM           EXPIRING
          --------                                                        -----             ----           --------
          Richard E. Cavanagh ..................................            I              3 years           2000
          James Grosfeld .......................................            I              3 years           2000
          James Clayburn La Force, Jr. .........................            I              3 years           2000

          Directors whose term of office continues beyond this meeting are Andrew F.Brimmer, Kent Dixon, Laurence D. Fink, Frank J. Fabozzi,
          Ralph L. Schlosstein and Walter F. Mondale.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1998.

          Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                       VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                                       --------         -----------      ----------
          Richard E. Cavanagh ..................................       2,342,102             0             34,070
          James Grosfeld .......................................       2,339,589             0             36,583
          James Clayburn La Force, Jr. .........................       2,337,989             0             38,183
          Ratification of Deloitte &Touche LLP .................       2,322,083          19,965           34,124


================================================================================
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
================================================================================

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

================================================================================
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
================================================================================

ADJUSTABLE RATE MORTGAGE-BACKED     Mortgage  instruments  with  interest  rates
SECURITIES (ARMS):                  that adjust at periodic intervals at a fixed
                                    amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED                      Mortgage-backed  securities  which  separate
MORTGAGE OBLIGATIONS (CMOS):        mortgage  pools into  short-,  medium-,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the Trust is said to be trading at a discount.

DIVIDEND:                           Income   generated   by   securities   in  a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders may elect to have all dividends
                                    and    distributions    of   capital   gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES (I/O):     Mortgage  securities  that  receive only the
                                    interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:    Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities  held  by  the  Trust,  plus
                                    income accrued on its investments, minus any
                                    liabilities   including   accrued  expenses,
                                    divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE
                                    WALL STREET JOURNAL each Monday.


PRINCIPAL-ONLY SECURITIES (P/O):    Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.


PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income housing.


PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE                  In a reverse repurchase agreement, the Trust
AGREEMENTS:                         sells  securities  and agrees to  repurchase
                                    them at a  mutually  agreed  date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED            Arrangements  in which a pool of  assets  is
SECURITIES:                         separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed securities. IO's and PO's are examples of STRIPs.

================================================================================
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
================================================================================



TAXABLE TRUSTS
================================================================================

                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09


TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust Inc.                            RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust Inc.                             BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc.                                          BMT                   12/10




      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

================================================================================
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
================================================================================

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.





                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800)699-1BFM

INDEPENDENT AUDITORS
Deloitte &Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

      The accompanying financial statements as of April 30, 1998 were not audited and, accordingly no opinion is expressed on them.

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                   THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O.Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

Printed on recycled paper                                            092472-10-6



THE BLACKROCK
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
APRIL 30, 1998